2010 Investor Day June 16, 2010 Exhibit 99.1

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS

The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth, ability to expand and utilize flexibility under our new credit facility, and the repurchase of our securities. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the
Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.
FORWARD-LOOKING STATEMENTS

HIGHLIGHTS

• Significant market opportunity
• Highly differentiated business model
• Disciplined and conservative underwriting strategy
• Successful long-term track record
• Well positioned to take advantage of growth prospects

OUR LONG-TERM FINANCIAL MODEL GIVES THE CONSUMER TIME TO
RECOVER

CONSUMER
Opens unsecured
credit line,
credit card or
consumer loan
Consumer either
cannot or will not
make payments
ISSUER
Delinquency cycle
(days 30-180)
Attempt
rehabilitation and
escalate
consequences
Consumer is
“charged-off”
by issuer on
day 181
Issuer offers to
sell unsecured,
charged-off
debt to Encore
ENCORE
Price portfolio using
industry-leading models
Based on consumer
behavior at the account level
Focused on willingness and
ability-to-pay
Create liquidation
strategy and set goals
Effort sloping through
empirical and statistical
modeling
Collect debt through the application of
unique collections platforms and unrivaled
collection professionals (84 month window)
Legal
Outsourcing
Call Centers
Direct Mail
Collection Agency
Outsourcing
Sales channel
No/Low effort

THE INDUSTRY HAS GONE THROUGH SEVERAL DISTINCT STAGES OVER THE
LAST 10 YEARS

Demand
Supply
•
Issuers are relatively naïve
about the value of consumer
debt
•
Modest demand for delinquent
consumer paper leads to low
prices
An emerging
market
2002 2004
•
Issuers improve their delinquent credit card
valuation methods
•
The number of buyers increases dramatically
as private equity enters and small players
borrow and invest heavily for growth
•
Buyers fall prey to the “winner’s curse” as
they price portfolios well outside reasonable
collection expectations
Overconfidence and
irrational pricing
2006 2008
•
As credit markets closed,
buyers were unable to fund
new and existing contracts
•
Consumer charge-off rates
near all-time highs
•
Banks begin to manage the
pace at which they sell
receivables
Significant
opportunity
2010

Several competitors are now
known to have overpaid for
portfolios and are in financial
distress or have exited the
industry
Between 2005 and 2007, we
remained disciplined and avoided
high priced portfolios that did not
meet internal hurdle rates
In late 2005, we
established call
center in India
We believe it is the only
successful late-stage
collections platform in India,
at approximately 1/3 the cost
of our U.S. operations
We have maintained our
analytic leadership position,
and have strengthened it,
with novel models and
technologies
Conserved capital until
portfolio prices
decreased to a point
where we could achieve
consistent profitability
Credit markets continue to
offer liquidity only to the best
players in our industry
In 2008, we built and
implemented industry’s
first known ability-to-pay
(Capability) model
In February 2010, we
entered into a new
$327.5 million
revolving credit facility
In 2009, we
ramped up
purchasing to take
advantage of the
favorable market
environment
WE ARE WELL POSITIONED TODAY BECAUSE OF KEY STRATEGIC
DECISIONS WE MADE

2010 Q1 2009 Q1
Q1 YOY Growth
Variance
$141,267 $26,034
23%
$115,233
Collections
$87,338 $10,892 14% $76,446
Revenue
$82,588 $18,791 29% $63,797
Adjusted EBITDA*
$81,632  $25,719
46% $55,913 Purchases
$0.44 $0.06
16%
$0.38
EPS
($000s, except EPS and ratios)
OUR STRATEGIC DECISIONS LED TO STRONG Q1 RESULTS

* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.

Q106
Q206
Q306
Q406
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110

ENCORE
CAPITAL GROUP

2010 MARKS OUR 10 TH CONSECUTIVE YEAR OF INCREASING COLLECTIONS 7 Quarterly gross collections ($ millions) $141.3 $87.6 $90.5 $104.4 $115.2

$45.6
$46.1
$39.0
$43.5
$58.5
$53.0
$47.3
$49.3
$63.8
$64.7
$70.0
$66.1
$82.6
Q1 07 Q2 07 Q3 07 Q4 07 Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09 Q3 09 Q4 09 Q1 10
WE ARE INCREASING OUR OPERATING CASH FLOWS (ADJUSTED EBITDA)
AT A FASTER RATE THAN COLLECTIONS
Adjusted EBITDA* by quarter
($ millions)
* Adjusted EBITDA is a non-GAAP number. The Company considers Adjusted EBITDA to be a meaningful indicator of operating performance and uses it as a measure to assess the operating performance of the Company. See Reconciliation of Adjusted EBITDA to GAAP Net Income at the end of the presentation.

Full year purchases for 2008 and 2009; Estimate for 2010 ($ millions) WE ARE REINVESTING CASH BACK INTO THE BUSINESS THROUGH INCREASED PURCHASING VOLUMES $230.3 $300.0 $256.6 2008 2009 2010E 9

35%
30%
25%
20%
15%
10%
5%
0%
2006-4Q
2007-1Q
2007-2Q
2007-3Q
2007-4Q
2008-1Q
2008-2Q
2008-3Q
2008-4Q
2009-1Q
2009-2Q
2009-3Q
2009-4Q
2010-1Q

Collection sites’ direct cost per dollar collected A MAJOR CONTRIBUTOR TO THE IMPROVING CASH FLOW IS OUR LOWER CALL CENTER COST STRUCTURE, DRIVEN BY EXPANSION INTO INDIA 10

India
U.S.
2007
2008
2009
2010E

ENCORE
CAPITAL GROUP

THE INCREASED CONTRIBUTION FROM INDIA TRANSLATES INTO SIGNIFICANT ANNUAL COST SAVINGS 11 Collections from all call centers India contribution 10% 19% 30% 40% ($ millions) $126 $157 $186 ~$250

$892
$1,063
$1,160
$1,240
Y/E 2007 Y/E 2008 Y/E 2009 Q1 2010
Estimated remaining gross collections
($ millions)
NOT ONLY HAVE WE IMPROVED OPERATING RESULTS, WE HAVE ALSO
ADDED SIGNIFICANTLY TO THE COMPANY’S EMBEDDED VALUE

WE HAVE BEEN ABLE TO ACCOMPLISH THIS WITH MODEST LEVERAGE,
LEAVING ROOM FOR FUTURE EXPANSION

Estimated remaining net collections
($ millions, Q1 2010)
$1,240
Gross Estimated
Remaining
Collections
($496)
40% Cost to
Collect
$667
Net Estimated
Remaining
Collections
Taxes (40% Rate)
($77)
* DTL = Deferred Tax Liability
$327
Net Debt + DTL*
$17
$310
Net
Debt
DTL*
We are 2Xover-
collateralized

Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10

ENCORE
CAPITAL GROUP

$-
$250
$500
$750
$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
AND WE BELIEVE THAT OUR CURRENT ESTIMATE OF REMAINING
COLLECTIONS IS CONSERVATIVE GIVEN OUR HISTORY

Cumulative collections (initial expectation vs. actual)
($ millions, Jan 01 – Mar 10)
Actual cash
collections
Initial
projections

WE APPLY THIS SAME CONSERVATISM IN OTHER AREAS

Our general
financial approach
is conservative,
and reinforces our
efforts to reduce
risk, build future
value, and set the
standard for our
industry
PORTFOLIO
LIQUIDATION
ESTIMATES
TAX REVENUE
RECOGNITION
COVENANT
COMPLIANCE

WE HAVE SIGNIFICANT ROOM TO GROW THE BUSINESS

($ millions)
Cash flow leverage ratio
Debt
Trailing 4-quarter adjusted EBITDA
Debt/Adj. EBITDA [Maximum 1.75x]
Minimum net worth
Total stockholders' equity
Minimum net worth
Excess room
Interest coverage ratio
Trailing 4-quarter EBIT
Trailing 4-quarter consolidated interest expense
EBIT/Interest expense [Minimum 2.0x]
311.3
211.1
1.47
195.9
146.2
49.7
47.2
15.6
3.0
2009
303.1
264.6
1.15
243.1
183.0
60.1
69.9
16.2
4.3
*Not adjusted for ASC 470-20, prior to 2009
*
*
*
Q1 2010
318.0
283.4
1.12
257.2
188.5
68.7
72.5
16.4
4.4
2008
Based on our
cash flow and
LTM Adj.
EBITDA, our
leverage ratio
would allow
us to increase
total debt to
$495 million
Covenant analysis

MARKET DYNAMICS HAVE INFLUENCED OUR APPROACH TO THE BUSINESS

Charge-offs
remain
elevated
Consumer
credit continues
to experience
losses at near
record levels
Supply more
closely
managed by
the issuers
Demand
increasing, albeit
slowly
Few players with
access to
significant
amounts of capital
Continued exit of
large players, but
others starting to
gain traction
Consumer
performance
remains predictable
Our models continue
to predict consumer
behavior with a high
degree of accuracy
Significant
regulatory and
legislative scrutiny
Both in our industry
and in the financial
services sector at
large

Moody’s Credit Card Charge-off Index

CHARGE-OFFS REMAIN NEAR HISTORICAL PEAKS
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
Mar-90 Jul-91 Nov-92 Mar-94 Jul-95 Nov-96 Mar-98 Jul-99 Nov-00 Mar-02 Jul-03 Nov-04 Mar-06 Jul-07 Nov-08 Mar-10

4.3% 4.3%
4.5%
5.3%
9.8%
12.5%
12.6%
9.0%
6.5%
7.0%
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
PRICING IS UP MODERATELY IN 2010 AND WE ARE STILL DEPLOYING
CAPITAL AT VERY PROFITABLE LEVELS

Pricing trend from one issuer through time
(% on a dollar of face)
Active market buyer
Intentionally absent
EXAMPLE

14%
12%
10%
8%
6%
4%
2%
0%
In foreclosure
30 - 90 days delinquent
Q1 91
Q2 92
Q3 93
Q4 94
Q1 96
Q2 97
Q3 98
Q4 99
Q1 01
Q2 02
Q3 03
Q4 04
Q1 06
Q2 07
Q3 08
Q4 09

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Mar-00
Sep-00
Mar-01
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%

120
100
80
60
40

ENCORE CAPITAL GROUP

THE AVAILABLE DATA AROUND THE AVERAGE CONSUMER SHOWS THAT
THEY REMAIN CHALLENGED

High mortgage defaults Near all-time high unemployment rate
Low consumer sentiment Volatile consumer price index
Source: Federal Reserve, University of Michigan, U.S. Bureau of Labor Statistics

HOWEVER, OUR CONSUMERS’ PAYMENT BEHAVIOR AND OUR
PERFORMANCE REMAIN CONSISTENT

Metric Recent trend
•
Payer rates
•
Slightly upward
•
Average payment size
•
Stable
•
Single vs. multi-payers
•
More payment plans
•
Broken payer rates
•
Mild improvement
•
Settlement rates
•
Upward trend

1.5%
1.4%
1.3%
1.2%
1.1%
1.0%
0.9%
0.8%
0.7%
0.6%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

ENCORE
CAPITAL GROUP

OUR OVERALL PAYER RATES HAVE IMPROVED 22 Overall payer rate for all active inventory 2008 2009 2010

$300
$250
$200
$150
$100
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

18%
12%
6%
0%
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

ENCORE CAPITAL GROUP

AVERAGE PAYMENT SIZE REMAINS CONSISTENT, EVEN AS PAYMENT PLANS
CONTINUE TO BE THE NORM

Average payment size for all paying accounts
2008
2009
2010
Single settlement payers as a percentage of
total payers
2008
2009
2010

45%
40%
35%
30%
25%
20%
15%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

100%
95%
90%
85%
80%
75%
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

ENCORE CAPITAL GROUP

OUR CONSUMERS ARE HONORING THEIR OBLIGATIONS AND SETTLING
THEIR ACCOUNTS AT CONSTANT RATES

Overall broken payer rate, excluding settled
accounts through time
2008
2009
2010
Legal settlement rate
2008
2009
2010

WE ARE POSITIONED TO RESPOND TO THE CHANGING REGULATORY
ENVIRONMENT

Technology
Proprietary software platforms allow the company to make
changes as new regulations and laws emerge
Sophisticated software and analytics platforms ensure that
all data-driven activities are compliant
Data management
Expanded legal and quality assurance teams partner with training department to keep account managers abreast of changes
Training
Zero tolerance policy in place to address errors by account
managers
Self-discipline

WE ALSO LOOK FOR WAYS TO BOTH PROTECT AND PARTNER WITH OUR
CONSUMERS ACROSS A RANGE OF OPERATIONAL ACTIVITIES

Operational practices Activity
•
Interest policy
•
Discounts
•
Outbound
communication
•
Work segmentation
•
We do not charge interest during the course of payment plans to improve the likelihood that a consumer will be able to fulfill their obligations
•
We consistently provide significant discounts to consumers in an effort to establish a mutually beneficial negotiation
•
It is our policy not to leave messages on answering machines
(unless previous contact made) or intentionally contact third-
parties out of respect for our consumers’ privacy
•
We use our suite of powerful analytic scores to identify those consumers that are unable to repay their obligations, and we proactively choose to forgo all work effort either temporarily or permanently

1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Q1 2001
Q2 2001
Q3 2001
Q4 2001
Q1 2002
Q2 2002
Q3 2002
Q4 2002
Q1 2003
Q2 2003
Q3 2003
Q4 2003
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010

ENCORE
CAPITAL GROUP

THESE PRACTICES HAVE ALLOWED US TO EFFECTIVELY WORK WITH MILLIONS OF CONSUMERS Consumers with whom we have partnered to retire their debt (cumulative) 27

ENCORE’S STRATEGIC PILLARS COST LEADERSHIP PRINCIPLED INTENT CONSUMER INTELLIGENCE ANALYTIC STRENGTH OUR OPERATIONAL SUCCESS IS BASED UPON FOUR STRATEGIC PRIORITIES 28

TRYING TO UNDERSTAND AND PREDICT BEHAVIOR IS VERY DIFFICULT WHEN IT OCCURS INFREQUENTLY

Purchased portfolio
Payers in year 1
Payers in year 3
Payers in year 5
[5% - 9%]
[2% - 3%]
[~1%]

ENCORE
CAPITAL GROUP
29

Ability to pay (Capability)
Does the debtor have the ability?

ENCORE
CAPITAL GROUP

Strong partnership
opportunities with willing
and able consumers
Our attempts to contact or
work with consumers are
typically
ignored,
and the legal
option becomes necessary
Hardship
strategies
Offer significant discounts
and plans that accommodate
many small payments
Remind consumers of their
obligation through legal
communications
Focus on payment plans and
opportunities to build longer
relationships with consumers
Willingness to pay
Is the debtor willing to resolve the debt on fair terms?
HIGH
HIGH
LOW
LOW
OUR ANALYTIC INSIGHT ALLOWS US TO MATCH OUR COLLECTION
APPROACH TO THE INDIVIDUAL CONSUMER’S PAYMENT BEHAVIOR

2006
Behavioral science and
macroeconomics
2000
Early statistical
modeling
•
Hired first statisticians
•
Created account-level
valuation model
•
Created 1
st
and 2
nd
generation forecasting
models
•
Created 1
st
generation
operational models (mail
channel and call center)
•
Introduced Capability-
Willingness framework
•
Developed industry’s first
ability-to-pay model
•
Developed account level,
activity-based cost
database
•
Developed 3
rd
generation
forecasting model
•
Created industry-leading
legal model
•
Developed 3
rd
generation
valuation model
•
Developed 2
nd
generation
mail and call center models
2009
Strategy and optimization
2003
Forecasting and
predictive modeling
OUR LEVEL OF SOPHISTICATION HAS SIGNIFICANTLY INCREASED OUR
COMPETITIVE ADVANTAGE

$700
$1,300
$600
$3,000
$2,400
$8,000
Credit bureau data
Specialized consumer data
Customized credit data
Analytic tools & software licenses
Software development & support
2009 Investments

ENCORE
CAPITAL GROUP

AS HAVE OUR INVESTMENTS IN DATA AND TECHNOLOGY 32 Investments to support consumer analytics (2009 only) ($000s)

Core competency in understanding the
payer behavior of distressed consumers
Cross-channel
coordination
and optimization
Consumer
behavior
research
Market data
and insight
Portfolio
valuation
Pre-purchase
model
No effort
Legal
Outsourcing
Legal effort
model with
Capability
Call
Centers
Call effort
model with
Capability
Direct
Mail
Letter effort
model with
Capability
Collection
Agency
Outsourcing
Agency effort
model with
Capability
Collections operations that
optimize effort and profitability
OUR ANALYTIC REACH EXTENDS FROM PRE-PURCHASE THROUGHOUT OUR
ENTIRE OWNERSHIP PERIOD

Continuous feedback between
operations and valuation

100%
80%
60%
40%
20%
0%
-
1
2
3
4
5
6
7
8
9
10
Decile (Best = 1, Worst = 10)

ENCORE
CAPITAL GROUP

Collections lift over deciles, comparing Encore’s ability-to-pay model against both competitor scores and random servicing strategies
Commercial score 1
Random
servicing
Commercial score 2
Encore
AND IS SUPERIOR TO WHAT CAN BE ACQUIRED COMMERCIALLY

OUR SUCCESS IN INDIA IS A TESTAMENT TO OUR PERSEVERANCE

2006
Year of
growing pains
•
Only working low
balance accounts
•
Limited connection to
the U.S.
•
High attrition and low
performance
147 staff
2005
Journey
begins
33 staff
2007
First taste
of success
•
Shifted to higher balance
accounts drives strong
performance
•
Started competing with
U.S. on paper of similar
balance and age
207 staff

AS A RESULT, THE INDIA TEAM IS NOW AN INTEGRAL PART OF THE
COMPANY

2010
Enabling
future growth
•
India now accounting for
more than 40% of all call
center collections
•
Fundamentally improved
internal cost to collect
•
Enhancing our ability to
purchase portfolios and
win new bankruptcy
servicing contracts
900+ staff
2008
Accelerating
confidence
and trust
•
Successfully ramped
up hiring without
compromising
performance
•
New work groups
established
•
Meaningfully
reduced attrition
333 staff
2009
Expansion
of influence
and impact
•
Significant involvement
in collection strategy
•
Built analytics, IT and
bankruptcy servicing
teams
•
Invested in world-class
facility
625 staff

$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07
Jan-08
Mar-08
May-08
Jul-08
Sep-08
Nov-08
Jan-09
Mar-09
May-09
Jul-09
Sep-09
Nov-09
Jan-10
Mar-10

ENCORE CAPITAL GROUP

Monthly gross collections (India)
($ millions)
THE GREATEST EVIDENCE OF THIS CAN BE SEEN IN THE DRAMATIC
INCREASE IN MONTHLY CONTRIBUTION

Nov
-
Jan
-
Mar
-
May
-
Jul
-
Sep
-
Nov
-
Jan
-
Mar
-
May
-
Jul
-
Sep
-
Nov
-
Jan
-
Mar
-
May
-
Jul
-
Sep
-
Nov
-
Jan
-
Mar
-
May
-
Jul
-
Sep
-
Nov
-
Jan
-
Mar
-

GOING FORWARD, WE ARE FOCUSED ON MAINTAINING PERFORMANCE AND
TAKING A LEADING ROLE IN COLLECTION INNOVATION

Expertise
and process
support for
corporate
initiatives
Sustain
strengths
as we grow
Push
innovation
Co-create
global
synergies

Consumers Called
Contact made

Consumers Mailed
Those Who Respond

ENCORE CAPITAL GROUP

ONE OF OUR GREATEST CHALLENGES IS THAT OUR CONSUMERS
GENERALLY DO NOT RESPOND TO OUR ATTEMPTS TO CONTACT THEM

7.22M in 2009
18.1%  or 1.30M
7.20M in 2009
6.1% or 440K
As a result, we often find ourselves with no recourse other than to pursue litigation, a decision we do not take lightly

56.4
57.2
Q1 09 Q1 10
Legal collections and costs as a percentage of collections
53.1%
46.2%
$
$
($ millions)
OUR SUCCESS IN THE CHANNEL VALIDATES OUR DECISION TO PURSUE THIS
STRATEGY AND WE ARE BECOMING MORE EFFICIENT OVER TIME

SUMMARY

• Favorable supply and demand dynamics are expected to drive a strong purchasing year
• Strong financial performance is expected to continue
• Operational and financial leverage is increasing, largely due to our successful operating center in India
• Insights revealed through rigorous analytics inform our strategy and allow for a closer partnership with consumers

QUESTIONS & ANSWERS

APPENDIX

APPENDIX: ENCORE IS A LEADING PLAYER IN THE DEBT RECOVERY
INDUSTRY
Distressed consumer debt
purchasing
(95% of revenue)
•Purchase and collection of
charged-off consumer
receivables (primarily credit
card)
•Robust business model
emphasizing consumer
intelligence and operational
specialization
•Invested ~$1.5B to acquire
receivables with a face value
of ~$46B
•Acquired ~29MM consumer
accounts since inception
Bankruptcy servicing
(5% of revenue)
•Process secured consumer
bankruptcy accounts for
leading auto lenders and
other financial institutions
•Proprietary software
dedicated to bankruptcy
servicing
•Operational platform that
integrates lenders, trustees,
and consumers

APPENDIX: WE OPERATE IN FIVE DIFFERENT SITES ACROSS THE U.S. AND
INDIA

San Diego,
CA
•
Headquarters
•
Call center
site
St Cloud,
MN
•
Call center site
Arlington, TX
•
Bankruptcy servicing
Phoenix, AZ
Delhi, India
Defaulted consumer debt purchasing
Bankruptcy servicing business
•
Call center site
•
Call center site

APPENDIX: AT THE PEAK OF THE CYCLE, WE WILL GENERATE PAYMENTS
FROM FEWER THAN 1% OF OUR ACCOUNTS PER MONTH

Portfolio Face Amount $15,000,000
Average Balance $3,000
Number of Accounts 5,000
Purchase Factor $0.05
Purchase Price $750,000
Projected Return (2.7x) $2,025,000
Only requires 20% payers, at a 67.5% settlement rate, to achieve expected returns over a seven year period.  This equates to:
–
Year 1: ~ 7.0% (350 consumers)
–
Year 2: ~ 5.5% (270 consumers)
–
Year 3: ~ 4.5% (220 consumers)
–
Year 4: ~ 2.0% (100 consumers)
–
Years 5+: ~1.0% (60 consumers)
ILLUSTRATIVE

Cumulative Collections through March 31, 2010 (000’s)
Year of
Purchase
Purchase
Price
<2004 2004 2005 2006 2007 2008 2009 2010 Total CCM
<2004
$284,164
$517,451 $192,940 $144,775 $109,379 $50,708 $26,777 $16,345 $3,139 $1,061,514 3.7
2004 101,329 39,400 79,845 54,832 34,625 19,116 11,363 2,140 241,321 2.4
2005 192,591 66,491 129,809 109,078 67,346 42,387 7,721 422,832 2.2
2006 141,969 42,354 92,265 70,743 44,553 7,425 257,340 1.8
2007 204,298 68,048 145,272 111,117 20,888 345,325 1.7
2008 227,935 69,049 165,164 35,578 269,791 1.2
2009 254,127 96,529 55,927 152,456 0.6
2010 81,621 8,354 8,354  0.1
Total $1,488,034 $517,451 $232,340 $291,111 $336,374 $354,724 $398,303 $487,458 $141,172 $2,758,933 1.9
APPENDIX A:  CUMULATIVE COLLECTIONS BY PORTFOLIO VINTAGE

Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09 3/31/10
GAAP net income, as reported 4,991      (1,515)    4,568      4,187      6,751      6,162      3,028      (2,095)    8,997      6,641      9,004      8,405      10,861
Interest expense 4,042      4,506      4,840      5,260      5,200      4,831      5,140      5,401      4,273      3,958      3,970      3,959      4,538
Contingent interest expense 3,235      888         -         -         -         -         -         -         -         -         -         -         -
Pay-off of future contingent interest -         11,733    -         -         -         -         -         -         -         -         -         -         -
Provision for income taxes 3,437      (1,031)    1,315      2,777      4,509      4,225      2,408      (1,442)    5,973      4,166      5,948      4,609      6,490
Depreciation and amortization 869         840         833         810         722         766         674         652         623         620         652         697         673
Amount applied to principal on receivable portfolios 28,259    29,452    26,114    29,498    40,212    35,785    35,140    46,364    42,851    48,303    49,188    47,384    58,265
Stock-based compensation expense 801         1,204      1,281      1,001      1,094      1,228      860         382         1,080      994         1,261      1,049      1,761
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488    52,997    47,250    49,262    63,797    64,682    70,023    66,103    82,588
APPENDIX B:  RECONCILIATION OF ADJUSTED EBITDA